3rd Quarter 2002 Earnings Teleconference

Forward-Looking Statements This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and the underlying assumptions reflected in the statements. Actual results or outcomes could differ materially as a result of legislative and regulatory developments, the impact of competition, weather, risks associated with international operations, changes in our business plans, financial market conditions and other factors discussed from time to time in our SEC reports.

Overview R. Steve Letbetter Chairman & CEO

Priorities Execute our spin-off Finalize plan to refinance our bank debt Ensure we have the right team in place to execute our strategy Adjust our business given current market conditions Successfully manage through investigations and litigation

Earnings Performance Stephen W. Naeve President and COO

Retail Energy Third Quarter EBIT 3Q01 EBIT PTB gross margin C&I margins Gross receipts tax Bad debt expense SG&A Operating expenses Other 3Q02 EBIT* Clawback 3Q02 -8 324 235 382 420 397 352 335 324 235 382 69 31 23 45 17 11 89 -8 ($ millions) Implemented PTB increase in late August Rules changed to allow disconnect rights Recorded portion of retail clawback Third Quarter Highlights 390 (8) 324 * Excludes retail clawback accrual of $89 million

Retail Energy Retail Services In-territory Residential Customer market share ~ 90% Key competitors - TXU, Energy America (Centrica), Green Mountain and Entergy Business services Customer market share ~92%; annualized volume ~68% Key competitors - TXU, GEXA, Utility Choice, Texas Commercial Energy, First Choice and AES/Constellation Out-of-territory Residential Launched customer campaign in Dallas/Ft. Worth Business Services Launched customer campaign in Dallas/Ft. Worth and South Texas Solutions Margins continue to be strong Recent spike in natural gas delayed third quarter contract closings into the fourth quarter Key competitors - TXU, BP and Coral

Retail Energy 2002 EBIT Guidance Previous 2002 EBIT guidance Lower shaping premiums Additional month of PTB increase Lower POLR losses due to change in rule Higher customer usage and lower switching Other New 2002 EBIT guidance 570 665 570 625 640 648 654 55 15 8 6 11 ($ millions) 570 650 680 * Excludes retail clawback accrual of $89 million

Wholesale Energy Third Quarter EBIT 3Q01 EBIT Orion EBIT Lower O&M (excluding Orion) Power generation & trading margins California net reserve DD&A (excluding Orion) Severance costs Other 3Q02 EBIT* Turbine impairment 3Q02 402 156 119 402 536 189 173 162 156 156 119 134 9 356 16 11 6 1 37 ($ millions) Substantially reduced margins partially offset by Orion contribution Regulatory intervention in key markets adversely impacted results Third Quarter Highlights 402 156 * Excludes turbine impairment of $37 million

Wholesale Energy Gross Margin West Northeast excluding Orion Other regions* Southeast Midwest Texas Trading Other* Subtotal gross margin** Orion Total gross margin** 3Q01 319 184 35 6 25 4 44 35 588 0 588 3Q02 64 98 36 2 19 16 34 34 232 263 495 ($ millions) * Includes the Midwest and Texas ** Excludes California reserves

Wholesale Energy 3Q02 Wholesale Energy Margins Trading MTM Assets & Liabilities by Month - 9/30/02 Daily Wholesale VAR -- Third Quarter 2002 ($ millions) Distribution of Daily Earnings (Margin) of the MTM Trading Book - 12 Months Ending 9/30/02 Forward Weighted average term

Wholesale Energy 2002 EBIT Guidance Distance from baseline Actual data Previous 2002 EBIT guidance 575 Regulatory intervention 505 70 Market fundamentals 392 113 NY Empire Zone tax credit reclassed to income tax 376 16 Subtotal before non-recurring items 0 376 Non-recurring items* 298 78 New 2002 EBIT guidance* 298 575 285 310 ($ millions) Non-recurring items: California net reserve, Orion transition costs, severance expenses, West business interruption settlement deferral, and REMA capacity deficiency payment * Excludes turbine impairment of $37 million

European Energy Third Quarter EBIT 3Q01 EBIT Cease goodwill amortization Severance costs O&M and G&A Power generation margins Ancillary services margins Other 3Q02 EBIT -4 -13 -6 -11 -14 -13 -4 2 -5 -3 -1 -2 2 -6 ($ millions) Planned outage of Hemweg 8 coal generation facility Severance costs associated with strategic realignment Reduced liquidity and volatility impact on trading and ancillary services Partially offset by green power and market-conforming stranded cost contracts Overview 6 (5) (3) (1) 2 (8)

European Energy Business Realignment Focus on value creation through: Core generation assets Green power origination Stranded cost contracts Centralize operations to Netherlands (London office closure) Reduce proprietary trading staff and support functions to accommodate asset hedging function Improve overall cost structure and efficiency Focus liquidity and collateral on core asset positions and minimize exposure

Earnings Outlook and Finance Update Mark M. Jacobs CFO

EPS Comparison ($/share) Retail clawback accrual - ($0.19) Tax accrual for future distributions from European investment - ($0.15) Non-cash pension and post-retirement benefit accounting settlement - ($0.10) Turbine impairment - ($0.08) Continued realignment of the business Significant Events in 3Q02 Difficult comparison given strong wholesale markets in 2001 Texas retail market opened January 1, 2002 Closed Orion acquisition in February 2002 Overview (Before cumulative effect of accounting change)

2002 Outlook EBIT Retail** $650 - $680 Wholesale*** 285 - 310 Europe**** 5 - 15 Total EBIT $940 - $1,005 Net interest expense $265 - $275 2002 earnings guidance*: $1.45 - $1.55 per share ($ million, except per share) ** Excludes retail clawback accrual of $89 million *** Excludes turbine impairment of $37 million **** Excludes gain on stranded cost contract settlement of $109 million * Excludes significant unusual charges, gains and changes in accounting

Retail Trading & Marketing RRI Corporate Debt Refinancing - 9/30/02 Europe Related**** Debt outstanding $0.7 Cash ($0.1) Mid Atlantic Lease $0.6 (off-B/S) Wholesale Orion Power Holdings 12% Notes*** $0.5 (2010) Banks - (Dec 2002) Orion Mid West Banks*** $1.1 (Oct 2002) Restricted Cash ($0.1) Orion New York Banks*** $0.4 (Dec 2002) Restricted Cash ($0.2) Liberty (non-recourse) Banks / Institutions $0.3 * Remaining $0.2 used via L/Cs ** Excludes $0.3 of cash margin posted to third parties. Also excludes cash margin deposits held by RRI. Non-recourse Project Finance Subs. Channelview $0.4 El Dorado $0.1 (off-B/S) Synthetic Lease (off-B/S) Banks $1.1 (Dec 2004) Other Merchant Plants (CA, AZ, NV, FL, TX, IL) Dollars in billions; cash balances in brackets **** European facilities mature as follows: $0.6 Term Loan Mar 2003 $0.2 Revolver July 2003 $0.4 L/C Facility July 2003 RRI expects to provide security in exchange for maturity extensions Pursuing the refinancing of the Orion bank facilities *** Includes purchase price adjustments Note: This is a financing structure slide, not per GAAP and is qualified in its entirety by reference to RRI's 10-K/A for the year ended Dec. 31, 2001 and its 10-Q's for the quarters ended Mar. 31, 2002, June 30, 2002 and Sept. 30, 2002 when issued. Reliant Resources, Inc. Orion Bridge $2.9 (Feb 2003) $0.8 Revolver/Term $0.8 (Aug 2003) $0.8 Revolver $0.6* (Aug 2004) Consolidated Unrestricted Cash ($1.3)**

Domestic Margin / Collateral Update Actual Commodity Price Cushion Moodys Downgrade S&P / Fitch Downgrades Forecasted Base Collateral ($ million) $

2003 Outlook EBIT Retail* $640 Wholesale 300 Europe 40 Total EBIT $980 Net interest expense At current rates (including expected Orion rates) $430 million 100 bps change on holding company and construction agency agreements debt 2003 earnings guidance: $0.90 - $1.10 per share ($ million, except per share) $0.08 per share * Excludes potential retail clawback accrual

Retail Energy 2003 EBIT Drivers PTB increase Full year of 2002 PTB increase Additional increase potential Lower bad debt expense Continued out-of-territory share gains Full month of retail competition in January 2003 estimated EBIT: $640 million* * Excludes retail clawback accrual + _ Higher supply costs due in part to less favorable hedge position Moderate customer attrition in- territory Higher marketing costs out-of- territory

Wholesale Energy 2003 EBIT Drivers Non-recurring items in 2002 Additional generating capacity online Full year of Orion assets Big Horn, Hunterstown and Choctaw County Reduction in O&M and G&A Potential regulatory/market rule improvement 2003 estimated EBIT: $300 million Favorable hedges roll off Higher reserve margins Lower market liquidity - lower mark-to-market earnings + _

European Energy 2003 EBIT Drivers Lower cost structure Absence of severance costs Unusual charges not repeated 2003 estimated EBIT: $40 million + _ Lower margins / other income Ancillary services District heating NEA equity income